Exhibit 10.1

EXECUTED VERSION

June 12, 2006

Hercules Offshore, Inc.

11 Greenway Plaza, Suite 2950

Houston, Texas 77046

Re:	Third Amendment under the Hercules Offshore, LLC Credit Agreement dated June 29, 2005 (as amended by that Consent, Release, Waiver and Amendment dated as of January 25, 2006 (the “First Amendment”) and that Second Amendment dated January 25, 2006 (the “Second Amendment”), and as the same may be further amended from time to time, the “Credit Agreement”) by and among Hercules Offshore, Inc., f/k/a Hercules Offshore, LLC (“Borrower”), Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the “Lenders”), and Comerica Bank in its capacity as Administrative Agent for the Lenders (“Agent”) (“Third Amendment”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Third Amendment shall have the meanings given them in the Credit Agreement.

The Borrower has requested and, with the approval of the requisite Lenders attached hereto, the Agent has agreed to amend the Credit Agreement and the other Loan Documents, as follows:

1. Section 1.02 of the Credit Agreement is hereby amended as follows:

(a) The following new definitions are hereby added in the appropriate alphabetical order:

“Collateral Maintenance Ratio” means, as of the applicable date of determination, the ratio of Orderly Liquidation Value to the sum of (a) the then aggregate Revolving Commitments plus (b) the aggregate principal amount of Term Loans then outstanding, as determined by the applicable Desktop Appraisal.

“Consolidated Funded Debt” means, as of the date of determination, the Funded Debt of Borrower and its Consolidated Subsidiaries.

“Consolidated Fixed Charges” shall mean, for any period, the sum of (a) Interest Expense for such period, plus (b) the aggregate amount of all dividends or other distributions (and any stock or other equity repurchases) paid in cash on or in respect of the

Equity Interests of Borrower during such period, plus (c) all installments of principal or other sums paid or payable during such period by Borrower and its Consolidated Subsidiaries with respect to Consolidated Funded Debt (excluding any voluntary prepayments of Revolving Loans).

“Desktop Appraisal” means a desktop appraisal performed by a third party selected by Borrower and acceptable to the Administrative Agent, and delivered to the Administrative Agent from time to time, as required hereunder, on an orderly liquidation basis, using consistent appraisal methodology reasonably satisfactory to the Administrative Agent, and a “Current Desktop Appraisal” means a Desktop Appraisal performed concurrently with or within six months prior to the date a Current Desktop Appraisal is required to be used to test Borrower’s compliance with the Collateral Maintenance Ratio hereunder.

“Fixed Charge Coverage Ratio” means, as of the applicable date of determination, a ratio, the numerator of which is EBITDA minus Maintenance Cap Ex minus cash taxes paid (all determined on a Consolidated basis in accordance with GAAP) for the four fiscal quarters then ending and the denominator of which is Consolidated Fixed Charges for the four fiscal quarters then ending.

“Funded Debt” means, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services as of such date (other than operating leases and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument (but excluding insurance premium financing permitted hereunder), (b) the principal component of all obligations of such Person under Capital Leases, (c) all reimbursement obligations (actual, contingent or otherwise) of such Person in respect of letters of credit (other than trade letters of credit), bankers acceptances or similar obligations issued or created for the account of such Person, (d) all liabilities of the type described in (a), (b) and (c) above that are secured by any Liens on any property owned by such Person as of such date even though such Person has not assumed or otherwise become liable for the payment thereof, in the case of each of the items in clauses (a) through (d), the amount of which is determined in accordance with GAAP; provided however that so long as such Person is not personally liable for any such liability, the amount of such liability shall be deemed to be the lesser of the fair market value at such date of the property subject to the Lien securing such liability and the amount of the liability secured, and (e) all guarantee obligations in respect of any liability which constitutes Funded Debt; provided, however that Funded Debt shall not include (i) any indebtedness under any hedging contracts or agreements prior to the occurrence of a termination event with respect thereto and (ii) any Debt between or among the Borrower and its Subsidiaries permitted by Section 9.02.

“Maintenance Cap Ex” means Capital Expenditures of the Borrower or any of its Subsidiaries for any relevant period, other than Non-Maintenance Cap Ex.

“Mortgaged Vessels” means, collectively, the Drilling Rigs, Liftboats and other vessels of the Borrower and its Subsidiaries that are subject to a Lien in favor of the Administrative Agent pursuant to one or more Security Instruments.

“Non-Maintenance Cap Ex” means Capital Expenditures of the Borrower or any of its Subsidiaries which are related to the acquisition or construction of new facilities, vessels or other fixed assets or to upgrades to existing facilities, vessels or other fixed assets.

“Orderly Liquidation Value” means the orderly liquidation value of the Mortgaged Vessels, as determined by the most recent Desktop Appraisal required to be delivered hereunder.

(b) The definition of “Applicable Margin” is hereby amended and restated, as follows:

“Applicable Margin” means, for any day, the per annum percentages as set forth below:

	ABR Loan	Eurodollar Loan
Revolving Loans	1.25%	2.25%
Term Loans	2.25%	3.25%

(c) The definition of “Commitment Fee Rate” is hereby amended and restated, as follows:

“Commitment Fee Rate” means 0.3750% per annum.

(d) The definition of “Investment” is hereby amended and restated, as follows:

“Investment” means, for any Person (and during any relevant period): (a) the acquisition (whether for Property, services or otherwise) of Equity Interests of any other Person; (b) the making of any deposit with, or advance, loan or capital contribution to, purchase or other acquisition of any Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit; (d) all Non-Maintenance Cap Ex; and (e) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

(e) The definition of “Revolving Credit Maturity Date” is hereby amended and restated, as follows:

“Revolving Credit Maturity Date” shall mean the earlier to occur of (a) June 29, 2010 or (b) the date that the Aggregate Revolving Commitments are sooner terminated pursuant to Section 2.03(b) or Section 10.02.

(f) The definition of “Swing Line Sublimit” is hereby amended and restated, as follows:

“Swing Line Sublimit” means an amount equal to the lesser of (a) $5,000,000 and (b) the aggregate of the Revolving Commitments of all Revolving Lenders. The Swing Line Sublimit is part of, and not in addition to, the Revolving Commitments.

(g) The definition of “Total Debt” is hereby amended and restated, as follows:

“Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis, excluding (i) non-cash obligations under FAS 133, (ii) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than ninety (90) days past the date of invoice or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (iii) Debt between or among the Borrower and its Subsidiaries permitted by Section 9.02, (iv) Debt permitted under Section 9.02(c); and (v) Debt in connection with insurance premium financing permitted hereunder.

2. Section 3.05(b) of the Credit Agreement is hereby amended by adding the words “that are Revolving Loans” immediately after the words “Eurodollar Loans” on line 4 thereof.

3. Section 8.01(d) of the Credit Agreement is hereby amended and restated, as follows:

“(d) Desktop Appraisals. The Borrower shall deliver to the Administrative Agent a Desktop Appraisal (i) not less frequently than once every two years, and more frequently, upon request by the Administrative Agent at such times as the Administrative Agent may deem necessary, provided, that the Administrative Agent, so long as no Default or Event of Default has occurred and is continuing, may not require delivery of a Desktop Appraisal under this Section 8.01(d)(i) more frequently than once a year, and (ii) at such other times as the Borrower may be required under this Agreement to deliver to the Administrative Agent a Current Desktop Appraisal in order to demonstrate pro-forma compliance with Section 9.05(i), or otherwise. So long as no Default or Event of Default has occurred and is continuing, the Borrower may from time to time submit to the Administrative Agent updated Desktop Appraisals, whether or not required to do so hereunder.”

4. Article 9 of the Credit Agreement is hereby amended, as follows:

(a) Section 9.01(a) is hereby amended and restated, as follows:

“(a) Fixed Charge Coverage Ratio. The Borrower shall not, as of the last day of any fiscal quarter commencing with the quarter ending June 30, 2006, permit its Fixed Charge Coverage Ratio to be less than 1.25 to 1.0.”

(b) Section 9.01 is amended by adding a new subsection (c), as follows:

“(c) Collateral Maintenance Ratio. The Borrower shall not at any time permit its Collateral Maintenance Ratio (determined on the basis of the most recent Desktop Appraisal required to be delivered by the Borrower under this Agreement) to be less than 1.25 to 1.00.”

(c) Section 9.02 is hereby amended by: (1) deleting the word “and” at the end of clause (i) thereof; (2) replacing the period at the end of clause (j) thereof with “; and”; and (3) inserting the following new clause (k) immediately after clause (j) thereof:

“(k) Debt in respect of insurance premium financing for insurance being acquired by the Borrower or any Subsidiary under customary terms and conditions.”

(d) Section 9.03 is hereby amended by: (1) deleting the word “and” at the end of clause (f) thereof; (2) inserting the word “and” at the end of clause (g) thereof; and (3) inserting the following new clause (h) immediately after clause (g) thereof:

“(h) Liens securing insurance premium financing under customary terms and conditions, provided that no such Lien may extend to or cover any Property other than the insurance being acquired with such financing, the proceeds thereof and any unearned or refunded insurance premiums relating thereto.”

(e) Section 9.05(h) of the Credit Agreement is amended and restated, as follows:

“(h) Investments in, and loans or advances to any Guarantor or the Borrower, and all Non-Maintenance Cap Ex made by such Persons provided however, that, for any such Investment under clause (c) of the definition thereof or Non-Maintenance Cap Ex or series of related such Investments or Non-Maintenance Cap Ex of $25,000,000 or more (determined in each case on an incurrence basis), both prior to and immediately after giving effect to such Investment or Non-Maintenance Cap Ex (v) no Default or Event of Default has occurred and is continuing, (w) the Collateral Maintenance Ratio is not less than 1.25 to 1.0 on the basis of the most recent Desktop Appraisal required to be delivered by Borrower under this Agreement, (x) the ratio of Total Debt as of the date of such Investment to EBITDA for the four fiscal quarters most recently ended, determined on a pro forma basis, is not greater than 3.50 to 1.0, (y) the Borrower shall also have delivered to Administrative Agent financial projections covering a period of not less than the twelve months following such Investment or Non-Maintenance Cap Ex and otherwise in form and substance reasonably satisfactory to Administrative Agent and (z) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer in substantially the form of Exhibit D hereto certifying as to whether a Default or Event of Default exists and setting forth reasonably detailed calculations demonstrating current and pro-forma compliance with Section 9.01 and this Section 9.05(h);”

(f) Section 9.05(i) of the Credit Agreement amended and restated, as follows:

“(i) other Investments (including without limitation Investments in and loans and advances to any Subsidiary that is not a Guarantor and all Non-Maintenance Cap Ex made by such

Persons); provided however, that both prior to and immediately after giving effect to such Investment or Non-Maintenance Cap Ex (A) no Default or Event of Default has occurred and is continuing and (B) for any such Investment or Non-Maintenance Cap Ex or series of related Investments or Non-Maintenance Cap Ex of $25,000,000 or more (determined in each case on an incurrence basis) (w) the Collateral Maintenance Ratio is not less than 1.25 to 1.0 on the basis of a Current Desktop Appraisal, (x) the ratio of Total Debt as of the date of such Investment to EBITDA for the four fiscal quarters most recently ended, determined on a pro forma basis, is not greater than 3.50 to 1.0, (y) the Borrower shall also have delivered to Administrative Agent financial projections covering a period of not less than the twelve months following such Investment or Non-Maintenance Cap Ex and otherwise in form and substance reasonably satisfactory to Administrative Agent and (z) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer in substantially the form of Exhibit D hereto certifying as to whether a Default or Event of Default exists and setting forth reasonably detailed calculations demonstrating current and pro-forma compliance with Section 9.01 and this Section 9.05(i).”

(g) Section 9.12 of the Credit Agreement is amended and restated, as follows:

“Section 9.12 Disposition of Properties. The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any Property other than Dispositions among the Borrower and the Guarantors, except for (a) inventory held for sale in the ordinary course of business; (b) Dispositions of equipment that is no longer necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; (c) Dispositions of inventory not in the ordinary course of business and equipment (other than jackup Drilling Rigs and Lift Boats) in an aggregate amount not to exceed $1,000,000 during any consecutive 12-month period; (d) Dispositions of Property as the result of a Casualty Event; (e) other Dispositions (excluding as a result of Casualty Events) of Properties or any interest therein, provided that (i) no Default or Event of Default exists or would exist after giving effect to such sale; (ii) such Disposition is pursuant to a good faith arms’ length transaction with non-Affiliated third party purchasers (unless such Disposition is to a Subsidiary that is not a Guarantor); (iii) 100% of the consideration received in respect of such sale shall be cash (unless such Disposition is to a Subsidiary that is not a Guarantor, in which case some or all of such consideration may be in the form of an Investment, so long as the Investment is permitted by Section 9.05(i)); (iv) the consideration received in respect of such

Disposition shall be equal to or greater than the fair market value (as reasonably determined by the Borrower) of the Property which is the subject of such Disposition (unless such Disposition is to a Subsidiary that is not a Guarantor); (v) if any such Disposition is of a Subsidiary, such Disposition shall include all the Equity Interests of such Subsidiary and the Subsidiary being Disposed of has no continuing Investment in any other Subsidiary of the Borrower not being simultaneously Disposed of or in the Borrower; (vi) 100% of the net cash proceeds of the sale of such Property are applied to prepay the Term Loan within 3 Business Days of the date on which such proceeds are received (to the extent then outstanding) and (vii) the aggregate amount of all Dispositions under this Section 9.12(e) during the term of this Agreement shall not exceed $95,000,000, and (f) other Dispositions consented to by the Majority Lenders.”

(h) Section 9.18 of the Credit Agreement is hereby amended and restated as follows:

“Section 9.18 [Reserved]”

(i) Clause (d) of Section 10.01 of the Credit Agreement is hereby amended by adding the following language to the end of such clause (d):

“(other than Section 9.01(c))”

5. Amendments to Mortgages. Borrower has requested and, with the approval of the requisite Lenders attached hereto, the Agent has agreed to amend the First Preferred Ship Mortgages and the First Naval Ship Mortgages described on Attachment 3 hereto (the “Mortgages”) as set forth below.

(a) The Agent, Borrower and each Shipowner, as applicable, acknowledge and agree that Section 1.15(a) of each of the Mortgages is hereby amended and restated in its entirety, as follows:

“(a) Types and Coverage. The Shipowner will, at its own expense, when and so long as this Mortgage shall be outstanding, insure or cause to be insured the Vessel against the risks indicated below, in addition to such other risks which would be covered by experienced and responsible owners of similar vessels engaged in similar operations in places and under conditions comparable to those in which the Vessel is employed from time to time and possessing financial and operating characteristics similar to the Shipowner (“Similar Companies”) in accordance with the usual and customary practices of Similar Companies, and keep it insured, in the aggregate, in lawful money of the United States, for not less than the higher of (i) the amount of coverage that would be obtained by Similar Companies on the Vessel or (ii) an amount with respect to such Vessel when aggregated with the coverage on all other Drilling Rigs and Lift Boats equals at least USD 190,000,000 (net of any and all deductibles), or, if less, for the amount of insurance coverage offered to the Shipowner by insurers for windstorm and other insurable perils, provided such insurance premiums are commercially viable for the Shipowner. Such insurance shall be on the basis of “new for old” with no deduction for depreciation and shall cover marine and war risk perils, on hull and machinery (including excess value), and shall be maintained in the broadest forms available in the American, British or equivalent insurance markets for vessels of the same type as the Vessel, provided that the premiums for the insurance coverage offered by insurers for windstorm and other insurable perils are commercially viable for the Shipowner, and provided that war risk insurance shall only be required if the Vessel operates outside of the United States territorial waters in the Gulf of Mexico, and provided further that the premiums for the insurance coverage offered by insurers for war risk insurance are commercially viable for the Shipowner. The Shipowner shall also obtain such workmen’s compensation or longshoremen’s and harbor worker’s insurance as shall be required by applicable law, including endorsements for Outer Continental Shelf operations, borrowed servant, voluntary compensation, and in rem claims. In addition, the Shipowner shall maintain or cause to be maintained protection and indemnity insurance, including coverage for contractual liability (unless contractual liability is covered under the general liability policy), contractual and legal wreck removal, crew coverage, salvage, general average, care, pollution, custody and control coverage through underwriters or associations reasonably acceptable to the Mortgagee in an amount commercially available from insurers provided that the premiums for the insurance coverage offered by insurers are commercially viable for the Shipowner. The Shipowner shall at all times during which the Vessel is operating within the jurisdiction of the United States of America, maintain or cause to be maintained insurance or post bond or maintain or cause to be maintained approved evidence of financial responsibility with respect to the Vessel to cover the actual cost of removal of discharged oil for which the Shipowner or the Vessel may be held strictly liable (or held liable due to the negligence of the Shipowner, any charterer or any other Person) under the Clean Water Act of 1977, OPA or the Outer Continental Shelf Lands Act, or under any other federal or state law which, in the future, may apply to the Vessel or to the Shipowner; and the Shipowner shall maintain insurance covering similar pollution risks or liabilities incident thereto under any law, regulation, or judicial decision of any foreign jurisdiction or jurisdictions or political subdivision thereof applicable to the Shipowner, the Vessel, or its operations.”

(b) The Agent, Borrower and each Shipowner, as applicable, acknowledge and agree that Section 1.15(b) of each of the Mortgages is hereby amended and restated in its entirety, as follows:

“(b) Deductibles. All insurance required to be carried by the Shipowner pursuant to this Section 1.15 shall include a per occurrence deductible or self-insured retention amount not in excess of the amount which experienced and responsible owners of similar vessels engaged in similar operations in places and under conditions comparable to those in which the Vessel is employed from time to time and possessing financial and operating characteristics similar to the Shipowner.”

(c) The Agent, Borrower and each Shipowner, as applicable, acknowledge and agree that Section 1.15(c) of each of the Mortgages is hereby amended and restated in its entirety, as follows:

(c) Insurers; Provisions. The policy or policies of insurance shall be issued by responsible underwriters reasonably acceptable to the Mortgagee, shall contain conditions, terms, stipulations and insuring covenants reasonably satisfactory to the Mortgagee and shall be kept in full force and effect by the Shipowner so long as this Mortgage shall be outstanding, subject always to such insurance being available to the Shipowner at commercially viable premiums. All insurance policies, binders and other interim insurance contracts (with the exception of Workers’ Compensation, U.S. Longshoremen & Harbor Workers Compensation and Maritime Employers Liability) shall be executed and issued in the name of the Shipowner, shall name the Mortgagee and the Lenders in a manner such that they are afforded the stature of additional insureds, and shall provide that loss shall be payable to the Mortgagee for distribution by it to itself and the Shipowner as their interests may appear. The Mortgagee shall permit all insurance proceeds to be applied in the manner set forth in this Mortgage and in the Credit Agreement. All insurance policies shall provide (i) for at least thirty (30) days’ prior notice to be given to the Mortgagee by the underwriters or association or the Shipowner’s insurance broker in the event of cancellation or reduction in amount or material change in coverage or (ii) for at least ten (10) days’ prior notice to be given to the Mortgagee by the underwriters or association or the Shipowner’s insurance broker in the event of the failure of the Shipowner to pay any premium or call which would suspend coverage under the policy or the payment of a claim thereunder or (iii) for at least seven (7)

days’ prior notice to be given to the Mortgagee by the underwriters or association or the Shipowner’s insurance broker in the event of cancellation under the war risks insurance and (iv) that (A) there shall be no recourse against the Mortgagee (or its assignee) for the payment of premiums or commissions and (B) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against the Mortgagee (or its assignee) for the payment thereof.

The foregoing amendments to the Mortgages shall govern the obligations of each Shipowner, the Borrower, and the Agent with respect to any future mortgage required to be delivered under the Credit Agreement.

6. Annex I to the Credit Agreement is hereby amended and restated by deleting such Annex in its entirety and inserting replacement Annex I attached hereto as Attachment 1 in its place.

7. Exhibit D to the Credit Agreement is hereby amended and restated by deleting such Exhibit in its entirety and inserting new Exhibit D attached hereto as Attachment 2 in its place.

8. Exhibit E-3 to the Credit Agreement (the Form of First Preferred Ship Mortgage) is hereby amended to conform to the changes in Section 5 of this Amendment.

9. Exhibit E-5 to the Credit Agreement (the Form of First Naval Ship Mortgage) is hereby amended to conform to the changes in Section 5 of this Amendment.

This Third Amendment shall become effective (according to the terms hereof) on the date (the “Effective Date”) that the following conditions have been fully satisfied by the Borrower (the “Conditions”):

(a) Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Third Amendment, in each case duly executed and delivered by the Agent, the Borrower, each Guarantor that owns a Mortgaged Vessel, and the requisite Lenders;

(b) Delivery of a Desktop Appraisal; and

(c) the Borrower shall have paid to Agent all interest, fees and other amounts, if any, owed to the Agent and the Lenders and accrued and then owing on or before the Effective Date;

The facsimile or other electronically transmitted copy of this Third Amendment is to be treated the same as an originally executed copy of this Third Amendment.

This Third Amendment may be executed in counterparts, each of which shall be deemed to constitute an original document.

The Borrower ratifies and confirms, as of the date hereof after giving effect to this Third Amendment each of the representations and warranties set forth in Sections 7.01 through 7.22,

inclusive, of the Credit Agreement (except to the extent that such representations and warranties were expressly made as of a particular date, in which event the Borrower ratifies and confirms that such representations and warranties were true and correct as of such date).

This Third Amendment is limited to the specific matters described above and shall not be deemed to be a waiver, consent to or agreement to release any other matter, including without limitation any failure to comply with any provision of the Credit Agreement or any other Loan Document, or to apply to any other financial covenant or any other reporting period, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Borrowings and all indemnification obligations of the Borrower and as set forth in the Credit Agreement), the Notes or any of the other Loan Documents, or to constitute a waiver or release by the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except, in each case, as specifically set forth above. Nor shall this Third Amendment affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by the Borrower or any Subsidiary with the Credit Agreement or the other Loan Documents (including without limitation any non-disclosure), whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.

By signing and returning a counterpart of this Third Amendment to the Agent, the Borrower and each Guarantor that owns a Mortgaged Vessel acknowledges acceptance of the terms of this Third Amendment. This Third Amendment shall not become effective unless and until countersigned by the Borrower and each Guarantor that owns a Mortgaged Vessel and returned to the Agent (via facsimile at (313) 222-9434 or electronic pdf file to wbmurdock@comerica.com; Attn: Bill Murdock).

(Signatures appear on the following pages)

Very truly yours, COMERICA BANK

By:	/s/ John Castellano
John Castellano
Its:	Senior Vice President-Texas Division

AGREED TO AND ACCEPTED THIS 12TH DAY OF JUNE, 2006 BY:

Hercules Offshore, Inc.

By	/s/ Steven A. Manz
Its:	CFO

Hercules Drilling Company, LLC

By:	/s/ John Rynd
Its:	President

Hercules Liftboat Company, LLC

By:	/s/ Steven A. Manz
Its:	Director

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

KENNECOTT FUNDING LTD.

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Director

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

GREEN LANE CLO LTD.

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Director

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Oppenheimer Senior Floating Rate Fund
[Lender]

By:	/s/ Sherry Settle
Name:	Sherry Settle
Manager

Date:	06/05/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Cambria Institutional Loan Fund
[Lender]

By:	/s/ Olivier A. Tabouret
Name:	Olivier A. Tabouret

Date:	June 5th 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

ORIX Finance Corp.
[Lender]

By:	/s/ Christopher L. Smith
Name:	Christopher L. Smith
Authorized Representative

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

LFC2 Loan Funding LLC, for itself or as agent for Loan Funding Corp. THC, Ltd.
[Lender]

By:	/s/ Roy Hykal
Name:	Roy Hykal
Attorney-in-fact

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Stanfield Vantage CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager
[Lender]

By:	/s/
Name:

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners LLC
As its Collateral Manager
[Lender]

By:	/s/
Name:

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager
[Lender]

By:	/s/
Name:

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager
[Lender]

By:	/s/
Name:

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners LLC
as its Collateral Manager
[Lender]

By:	/s/
Name:

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

RIVIERA FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton
Assistant Vice President

Date:	6/05/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

PPM SHADOW CREEK FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton
Assistant Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

PPM MONARCH BAY FUNDING LLC
[Lender]

By:	/s/ Kristi Milton
Name:	Kristi Milton
Assistant Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

SERVES 2006-1, Ltd.
[Lender]

By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
Name:	Chris Kappas
Managing Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

TRS Callisto LLC
[Lender]

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Comerica Bank

By:	/s/ S. John Castellano
S. John Castellano
Senior Vice President

Date:	June 12, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

WHITNEY CLO I, LTD
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Chief Operating Officer, (Manager) Centre Pacific, LLC

Date:	June 1, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

OLYMPIC CLO I, LTD
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Chief Operating Officer, (Manager) Centre Pacific, LLC

Date:	June 1, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

SIERRA CLO I, LTD
[Lender]

By:	/s/ John M. Casparian
Name:	John M. Casparian
Chief Operating Officer, (Manager) Centre Pacific, LLC

Date:	June 1, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

LATITUDE CLO I, LTD

By:	/s/ Chauncey F. Lufkin, III
Name:	Chauncey F. Lufkin, III

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

GREYROCK CDO LTD.
[Lender]

By:	/s/ Angela Bozorgmir
Name:	Angela Bozorgmir

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Mt. Wilson CLO, Ltd.
[Lender]

By:	/s/
Name:

Date:	6/5/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Western Asset Floating Rate High Income Fund LLC
[Lender]

By:	/s/
Name:

Date:	6/5/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

UBS AG, Stamford Branch
[Lender]

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Associate Director
Banking Products Services, US

By:	/s/ Toba Lumbantobing
Name:	Toba Lumbantobing
Associate Director
Banking Products Services, US

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Halcyon Structured Opportunities Fund L.P

By: Halycon Structured Asset Management LP, its Investment Manager

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Halcyon Structured Asset Management CLO I, Ltd.

By: HALYCON STRUCTURED ASSET MANAGEMENT L.P., as Collateral Manager under the Collateral Management Agreement dated September 23, 2005 between Halycon Structured Asset Management L.P. and Halycon Structured Asset Management CLO I Ltd.

By: Halycon Structured Asset Management LLC, its sole general partner

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Madison Park Funding III
[Lender]

By:	/s/ David H. Lerner
Name:	David H. Lerner
Authorized Signatory

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Atlas Loan Funding 2, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Associate

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

WB Loan Funding 4, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Associate

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

KKR Financial CLO 2005-1, Ltd.
[Lender]

By:	/s/ Morgan W. Gillette
Name:	Morgan W. Gillette

Date:	June 2, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ Americo Cascella
Name:	Americo Cascella
Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC, Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Citicorp North America Inc.
[Lender]

By:	/s/ David E. Graber
Name:	David E. Graber
Attorney-In-Fact

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Venture CDO 2002, Limited
By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Venture II CDO 2002, Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Vista Leveraged Income Fund By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Venture IV CDO Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC
[Lender]

By:	/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Director

Date:

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ C. Ross Bartley
Name:	C. Ross Bartley - Vice President

Date:	June 2, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

US Bank Loan Fund (M) Master Trust

By:	/s/ William Lemberg
Name:	William Lemberg
Vice President

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

OWS CLO I Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Vice President

Date:	June 5, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Third Amendment subject to the foregoing terms and conditions.

SOL Loan Funding LLC, for itself or as agent for SOL2 Loan Funding LLC
[Lender]

By:	/s/ Roy Hykal
Name:	Roy Hykal
Attorney-in-fact

Date:	6/5/06

Attachment 1

(Replacement Annex I)

ANNEX I

LIST OF REVOLVING COMMITMENTS

Aggregate Revolving Commitments

Name of Revolving Lender	Applicable Percentage	Revolving Commitment
Comerica Bank	40,012,500.00	53.35%
JPMorgan Chase Bank, N.A.	19,987,500.00	26.65%
Amegy Bank National Association	15,000,000.00	20.00%
TOTAL	75,000,000.00	100%

Attachment 2

(Replacement Compliance Certificate)

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he/she is the [                    ] of Hercules Offshore, Inc., a Delaware corporation (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of June 29, 2005 (together with all amendments, restatements, supplements or other modifications thereto being the “Agreement”) among the Borrower, Comerica Bank, as Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a) The representations and warranties of the Borrower contained in Article VII of the Agreement and in the Loan Documents and otherwise made in writing by or on behalf of the Borrower or any Guarantor pursuant to the Agreement and the Loan Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

(b) Since [same date as audited financials in Section 7.04(a)], no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect [or specify event].

(c) There exists no Default or Event of Default [or specify Default and describe].

(d) Attached hereto are the detailed computations necessary to determine [Excess Cash Flow and] whether the Borrower is in compliance with Section 9.01 as of the end of the [fiscal quarter][fiscal year] ending [                    ].

(e) [Attached hereto are the detailed computations necessary to determine whether the Borrower is in pro-forma compliance with Section 9.01 and [Section 9.05(h)][Section 9.05(i)].(* to be included where delivery of this Compliance Certificate is required under Section 9.05(h) or 9.05(i)).

(Signature Appears on the Following Page)

EXECUTED AND DELIVERED this [            ] day of [                    ].

HERCULES OFFSHORE, INC.

By:

Name:

Title:

Attachment 3

(Description of Ship Mortgages to be Amended)

First Preferred Fleet Mortgage dated June 28, 2005, effective as of June 29, 2005, by HERCULES LIFTBOAT COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with offices at 2929 Briarpark Drive, Suite 435, Houston, Texas 77042 (the “Shipowner”), to COMERICA BANK., with offices at 910 Louisiana, Suite 410, Houston, Texas, 77002, as administrative agent (in such capacity, together with its successors in such capacity, the “Mortgagee”) recorded with the National Vessel Documentation Center on July 1, 2005 at 12:45 p.m. covering the vessels named therein.

FIRST PREFERRED FLEET MORTGAGE dated June 28, 2005, effective as of June 29, 2005, by HERCULES DRILLING COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with offices at 2929 Briarpark Drive, Suite 435, Houston, Texas 77042 (the “Shipowner”), to COMERICA BANK., with offices at 910 Louisiana, Suite 410, Houston, Texas, 77002, as administrative agent (in such capacity, together with its successors in such capacity, the “Mortgagee”) recorded with the National Vessel Documentation Center on July 1, 2005 at 12:45 p.m. covering the vessels name therein.

FIRST NAVAL MORTGAGE dated June 28, 2005, effective as of June 29, 2005, by HERCULES DRILLING COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with offices at 2929 Briarpark Drive, Suite 435, Houston, Texas 77042 (the “Shipowner”), to COMERICA BANK, with offices at 910 Louisiana Suite 410, Houston, Texas, 77002, as administrative agent (in such capacity, together with its successors in such capacity, the “Mortgagee”) recorded under document 806375 in the Public Registry of Panama encumbering the vessel known as Hercules 22 with Patente of Navigation No. 10865-M.

FIRST NAVAL MORTGAGE dated June 28, 2005, effective as of June 29, 2005, by HERCULES DRILLING COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with offices at 2929 Briarpark Drive, Suite 435, Houston, Texas 77042 (the “Shipowner”), to COMERICA BANK, with offices at 910 Louisiana Suite 410, Houston, Texas, 77002, as administrative agent (in such capacity, together with its successors in such capacity, the “Mortgagee”) recorded under document 806388 as of July 1, 2005 in the Public Registry of Panama encumbering the vessel known as Hercules 21 with Patente of Navigation No. 11050-81-H.

FIRST PREFERRED SHIP MORTGAGE dated June 28, 2005, effective as of June 29, 2005, by HERCULES DRILLING COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Delaware, with offices at 2929 Briarpark Drive, Suite 435, Houston, Texas 77042 (the “Shipowner”), to COMERICA BANK., with offices at 910 Louisiana, Suite 410, Houston, Texas, 77002, as administrative agent (in such capacity, together with its successors in such capacity, the “Mortgagee”) recorded in the records of the Office of the Deputy Commissioner of Maritime Affairs of the Republic of Vanuatu at Book PM 26 at Page 51 on July 1, 2005 at 9:26 a.m. at the port of New York, New York, USA encumbering the vessel known as Hercules 30.